UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 21, 2006
                        ---------------------------------

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

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            Indiana                      000-21671                35-1887991
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On December 21, 2006 Dr. Benjamin Lantz, Jr., a director of The National Bank of Indianapolis Corporation (the "Corporation"), announced that he will retire as a director of the Corporation and its wholly-owned subsidiary, The National Bank of Indianapolis, effective January 1, 2007. Dr. Lantz had previously announced and the Corporation had reported in its Form 8-K filed on July 21, 2006 that he would retire upon the expiration of his term as a director of the Corporation at the annual meeting of shareholders in June 2007. Dr. Lantz did not cite any disagreement with the Corporation in announcing his retirement.

     (d) On December 21, 2006, the Board of Directors (the "Board") of the Corporation elected William S. Oesterle as a director of the Corporation effective January 1, 2007 in order to fill the vacancy created by the retirement of Dr. Lantz as a director of the Corporation. There is no arrangement or understanding between Mr. Oesterle and any person pursuant to which he was selected as a director. Mr. Oesterle has not been named to any committees of the Board at this time. There are no current or proposed transactions between the Corporation and Mr. Oesterle or his immediate family members requiring disclosure under Regulation S-K Item 404(a).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     (a) On December 21, 2006, the Board of the Corporation adopted an amendment to Section 1, Article V of the Corporation's bylaws to provide that the exact number of directors of the Corporation must be no less than eight and no greater than ten directors, with the exact number to be specified in a resolution duly adopted by the Board. The bylaws had previously provided for an exact number of directors. The amendment became effective on the date of its adoption. A copy of the Bylaws, as amended, is attached as Exhibit 3.02 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (a) - (c)    Not applicable.

     (d)          Exhibits

                  3.02   Bylaws of The National Bank of Indianapolis Corporation


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 27, 2006

                                 THE NATIONAL BANK OF INDIANAPOLIS
                                 CORPORATION

                                 By: /s/ Philip R. Roby
                                     ---------------------------------------
                                     Philip R. Roby
                                     Executive Vice President and Chief
                                     Operating Officer
















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                                  EXHIBIT INDEX


Exhibit
Number                Description


3.02                  Bylaws of The National Bank of Indianapolis Corporation



























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